OMNIBUS AMENDMENT

(THIRD AMENDMENT TO SECURITY AGREEMENT, AMENDMENT TO MANAGEMENT AGREEMENTS AND AMENDMENT TO CLASS B FRANCHISE NOTES)

THIS OMNIBUS AMENDMENT (THIRD AMENDMENT TO SECURITY AGREEMENT, AMENDMENT TO MANAGEMENT AGREEMENTS AND AMENDMENT TO CLASS B FRANCHISE NOTES), dated as of January 27, 2009 (this "Amendment") is entered into by and among the Transaction Parties (defined below) and relates to the following documents (the "Documents"):

(1) the Amended and Restated Security Agreement, dated as of August 15, 2008 (as the same has been amended, amended and restated, modified or otherwise supplemented from time to time, the "Security Agreement), by and among NexCen Holding Corporation, as Issuer (the "Issuer"), NexCen Brands Inc. ("NexCen Brands"), BTMU Capital Corporation, as Agent (in such capacity, the "Agent") and as Noteholder (in such capacity, the "Noteholder"), and certain subsidiary borrowers parties thereto, including Athlete's Foot Brands, LLC ("TAF"), WV IP Holdings, LLC ("Waverly"), Bill Blass Jeans, LLC ("BBJ"), Bill Blass International, LLC ("BBI"), PT Franchise Brands, LLC ("PT Brands"), PT Franchising, LLC ("PT Franchising"), PM Franchise Brands, LLC ("PM Brands"), PM Franchising, LLC ("PM Franchising"), Marble Slab Franchise Brands, LLC ("MS Brands"), Marble Slab Franchising, LLC ("MS Franchising"), MaggieMoo's Franchise Brands, LLC ("MM Brands"), MaggieMoo's Franchising, LLC ("MM Franchising"), GAC Franchise Brands, LLC ("GAC Brands"), GAC Franchising, LLC ("GAC Franchising"), GAC Supply, LLC ("GAC Supply"), GAC Manufacturing, LLC ("GAC Manufacturing") and ShBx IP Holdings, LLC ("ShBx", together with TAF, Waverly, BBJ, BBI, PT Brands, PT Franchising, PM Brands, PM Franchising, MS Brands, MS Franchising, MM Brands, MM Franchising, GAC Brands, GAC Franchising, GAC Supply and GAC Manufacturing the "Co-Issuers");

(2) the Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "TAF Franchise Management Agreement"), by and between NexCen Franchise Management, Inc. (the "Franchise Manager") and TAF;

(3) the Second Amended and Restated Brand Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "Blass Brand Management Agreement"), by and among NexCen Brand Management, Inc. (the "Brand Manager"), the Issuer, BBI and BBJ;

(4) the Amended and Restated Brand Management Agreement, dated as of August 2, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the "Waverly Brand Management Agreement"), by and between the Brand Manager and Waverly;

(5) the Second Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "PT Franchise Management Agreement"), by and among the Franchise Manager, PT Brands and PT Franchising;

(6) the Second Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "PM Franchise Management Agreement"), by and among the Franchise Manager, PM Brands and PM Franchising;

(7) the Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "MS Franchise Management Agreement"), by and among the Franchise Manager MS Brands and MS Franchising;

(8) the Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "MM Franchise Management Agreement"), by and among the Franchise Manager, MM Brands and MM Franchising;

(9) the Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "GAC Franchise Management Agreement"), by and among the Franchise Manager, GAC Brands and GAC Franchising;

(10) the Amended and Restated Supply Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "GAC Supply Management Agreement"), by and among the NB Supply Management Corp. (the "Supply Manager", together with the Franchise Manager and the Brand Manager, the "Managers") and GAC Supply;

(11) the Amended and Restated Supply Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "GAC Manufacturing Management Agreement"), by and among the Supply Manager and GAC Manufacturing; and

(12) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Issuer, NexCen Brands, the Co-Issuers, the Agent, the Noteholder and the Managers (collectively, the "Transaction Parties") agree to amend the Documents as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1. Defined Terms.

Capitalized terms used but not defined or modified in this Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Appendix A to the Security Agreement including as amended by this Amendment. References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents and the other Transaction Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities. This Amendment shall constitute a Transaction Document and shall be interpreted in accordance with Section 1.1 of the Security Agreement.

Section 2. Amendments to the Security Agreement.

Section 2.01 Section 3.7 of the Security Agreement shall be amended by deleting the penultimate sentence of the first paragraph thereof and replacing it in its entirety with the following:

> Notwithstanding the foregoing, interest on the Deficiency Notes shall be paid as PIK Interest as provided in Section 12.1.

Section 2.02 Section 3.11 of the Security Agreement shall be amended by deleting the last sentence thereof in its entirety and replacing the same with the following:

> Each such Deficiency Note shall bear a higher Note Interest Rate as described in the definition thereof and in the definition of "Note Interest Rate."

Section 2.03 Section 6.1 of the Security Agreement shall be amended by deleting clause (26) thereof and replacing it in its entirety with the following:

(26) as of the first Payment Date following receipt by the Agent of each Valuation Report and each Payment Date thereafter, the aggregate Outstanding Note Principal Balance of the Franchise Notes exceeds 85% of the Valuation in such Valuation Report;

Section 2.04 Section 12.1 of the Credit Agreement shall be amended by deleting the first paragraph thereof and replacing the same in its entirety with the following:

> The Issuer and each Co-Issuer shall, jointly and severally, duly and punctually pay the principal of and interest on the Notes, subject to an in accordance with the terms of the Notes and the Security Agreement. With regard to the BBI Deficiency Note, there shall be no required minimum cash interest payment on any Payment Date with respect to any interest accrued during the related Interest Period on such BBI Deficiency Note (such interest not paid in cash, the "PIK Interest"), and the Issuer and the Co-Issuers shall pay all such interest as PIK Interest by adding such PIK Interest to the Note Principal Balance for the BBI Deficiency Note, as capitalized interest and as provided in the BBI Deficiency Note; provided, however, notwithstanding anything in the Class B Franchise Note to the contrary, the Issuer and Co-Issuers shall not be permitted to elect to pay PIK Interest, and no such PIK Interest shall be permitted, on the Class B Franchise Note by adding such PIK Interest to the Note Principal Balance for such Note.

Section 2.05 Section 12.5(b) of the Security Agreement shall be amended by adding the following sentence to the end of such section:

> Notwithstanding the foregoing, the Issuer and Co-Issuers shall not be required to submit a Valuation Report in connection with the calendar year ending December 31, 2008 until requested to do so by the Agent.

Section 2.06 Section 12.17 of the Security Agreement shall be amended by adding the following sentence to the end of such section:

> The Manager Report shall set forth (i) all amounts received as either Restricted Vendor Supply Funds or Unrestricted Vendor Supply Funds by, or on behalf of, the Issuer and/or any Co-Issuer and (ii) with respect to Restricted Vendor Supply Funds, the permitted and actual uses of such amounts (including any such amounts used for capital expenses).

Section 2.07 Appendix A to the Security Agreement shall be amended as follows:

(a) The definition of "Manager Report" shall be amended and restated in its entirety to read as follows:

"Manager Report": The monthly report required to be delivered pursuant to Section 6.1(i) of any Management Agreement.

(b) The definition of "Minimum Class A Franchise Notes DSCR" shall be amended and restated in its entirety to read as follows:

"Minimum Class A Franchise Notes DSCR": With respect to (i) calendar year 2009, 2.00:1, (ii) calendar years 2010 and 2011, 4.00:1 and (iii) at any time after calendar year 2011, 3.50:1.

(c) The definition of "Minimum Class A and Class B Franchise Notes DSCR" shall be amended and restated in its entirety to read as follows:

"Minimum Class A and Class B Franchise Notes DSCR": With respect to calendar year 2009, 1.00:1 and (ii) at any time after calendar year 2009, 2.50:1.

(d) The definition of "Note Interest Rate" shall be amended by deleting clause (ii) thereof in its entirety and replacing it with the following:

(ii) each Class B Franchise Note, 8.00% per annum.

(e) The definition of "Operating Expenses" shall be amended by deleting the last sentence thereof in its entirety and replacing it with the following:

In addition, and only with respect to the Managers related to the Franchise Subsidiary Borrowers, capital expenditures shall not exceed $360,000 per annum in the aggregate other than with respect to capital expenditures made with the proceeds of Restricted Vendor Supply Funds.

Section 3. Amendment to Management Agreements.

Section 7.1 of each Management Agreement shall be amended by deleting clause (n) thereof and replacing it in its entirety with the following:

(n) NexCen Brands shall have received a qualified audit report for its fiscal year 2009 financial statements or with respect to any of its financial statements delivered thereafter.

Section 4. Amendment to Class B Franchise Notes.

Notwithstanding anything to the contrary in the Class B Franchise Notes, interest on such Notes shall be paid in cash on each Payment Date pursuant to and in accordance with the terms of Security Agreement (including Section 12.1 thereof) and shall not be paid as PIK Interest.

Section 5. Covenants.

Section 5.01 On or prior to the tenth (10th) day after the Collection Period ending on January 31, 2009, NexCen Brands, the Issuer and each Co-Issuer shall, or shall cause the Managers to, deliver to the Agent a form of Manager Report in a format to be supplied by the NexCen Entities and mutually agreed upon by the NexCen Entities and the Agent. Notwithstanding the foregoing, the form of Manager Report shall contain each of the items contained in the form currently attached as Exhibit C to each Management Agreement and as Exhibit K to the Security Agreement, plus the additional items set forth in Section 2.06 hereof.

Section 5.02 Upon delivery and agreement by the Agent and the NexCen Entities, the form of Manager Report delivered pursuant to Section 5.01 hereof shall replace the current form of Manager Report and shall be attached as Exhibit C to each Management Agreement and Exhibit K to the Security Agreement in place of the current corresponding exhibits.

Section 6. Condition to Effectiveness.

This Amendment shall become effective as of January 20, 2009, provided that the Agent shall have received this Amendment duly executed by the each of the parties hereto.

Section 7. Representations and Warranties.

The Issuer, each Co-Issuer and NexCen Brands each represent that as of the date hereof, after giving effect to this Amendment (i) each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct and (ii) no Default or Event of Default has occurred or will occur as a result of the transactions described in this Amendment.

Section 8. References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties hereby agree that the provisions herein shall govern. After the effectiveness of this Amendment in accordance with its terms, all references to the Security Agreement and each Transaction Document in the Security Agreement and each Transaction Document shall be deemed to refer to the Security Agreement or such other Transaction Document as amended hereby.

Section 9. Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10. Governing Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 11. Severability of Provisions.

Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 12. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Amendment amends and restates the Documents effective as of the date hereof. This Amendment shall not effect a novation of the obligations of the parties to the Documents, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations.

Section 13. Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that no Co-Issuer may assign or transfer any of their respective rights or obligations under this Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signatures follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

BTMU CAPITAL CORPORATION, as Agent

By: /s/ Katherine M. McCabe
Name: Katherine M. McCabe
Title: Senior Vice President

BTMU CAPITAL CORPORATION, as Noteholder

By: /s/ Katherine M. McCabe
Name: Katherine M. McCabe
Title: Senior Vice President

NEXCEN BRANDS, INC.

By: ______________________
Name: Sue J. Nam
Title: General Counsel, Secretary

NEXCEN HOLDING CORPORATION

By: ______________________
Name: Sue J. Nam
Title: Secretary

ATHLETE'S FOOT BRANDS, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: ______________________
Name: Sue J. Nam
Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

WV IP HOLDINGS, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

PT FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

PT FRANCHISING, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

PM FRANCHISING, LLC

By:______________________________
Name: Sue J. Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By:______________________________
Name: Sue J. Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By:______________________________
Name: Sue J. Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By:______________________________
Name: Sue J. Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By:______________________________
Name: Sue J. Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By:______________________________
Name: Sue J. Nam
Title: Secretary

GAC FRANCHISING, LLC

By:______________________________
Name: Sue J. Nam
Title: Secretary

GAC SUPPLY, LLC

By:______________________________
Name: Sue J. Nam
Title: Secretary

GAC MANUFACTURING, LLC

By:____________________________
Name: Sue J. Nam
Title: Secretary

SHBX IP HOLDINGS, LLC

By:____________________________
Name: Sue J. Nam
Title: Secretary

NB SUPPLY MANAGEMENT CORP.

By:____________________________
Name: Sue J. Nam
Title: Secretary

NEXCEN FRANCHISE MANAGEMENT, INC.

By:____________________________
Name: Sue J. Nam
Title: Secretary

NEXCEN BRAND MANAGEMENT, INC.

By:____________________________
Name: Sue J. Nam
Title: Secretary